SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                          Current Report Pursuant to
                          Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: July 11, 1997


                       NEIMAN MARCUS FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)


              33-88098                                   04-2354838
     (Commission File Number)          (I.R.S. Employer Identification Number)




                       Neiman Marcus Funding Corporation
                                1201 Elm Street
                             Dallas, Texas  75201
                                (214) 761-2300
              (Address, including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Office)

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Item 5:  Other Events

            The Monthly Servicer's Certificate for the Monthly Period ended June 30, 1997 with respect to both the 7.60% Class A Asset Backed
Certificates, Series 1995-1 and the 7.75% Class B Asset Backed Certificates, Series 1995-1, issued by The Neiman Marcus Group Credit Card Master Trust, was distributed July 11, 1997.

            The above described Monthly Servicer's Certificate is filed as
Exhibit 99 to this Report.



                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:      July 11, 1997

                                       NEIMAN MARCUS FUNDING CORPORATION

                                       By:    /s/ Paul F. Gibbons
                                       Name:  Paul F. Gibbons
                                       Title: Vice President and Treasurer


























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                                 EXHIBIT INDEX

        EXHIBIT                                                  SEQUENTIALLY
        NUMBER                      DESCRIPTION                  NUMBERED PAGE


      99                            Monthly Servicer's            4
                                    Certificate for the
                                    Monthly Period ended
                                    June 30, 1997

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